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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 29, 2001

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9210 (Commission File Number)	95-4035997 (IRS Employer Identification No.)

10889 Wilshire Boulevard Los Angeles, CA (Address of principal executive offices)	90024 (Zip Code)

(310) 208-8800
Registrant's telephone number, including area code

Item 5.  Other Events

    Exhibits with respect to the sale by Occidental Petroleum Corporation (the "Company") of $300 million aggregate principal amount of 5.875% Senior Notes due January 15, 2007 and $500 million aggregate principal amount of 6.750% Senior Notes due January 15, 2012 are filed herewith in connection with the Company's registration statement on Form S-3 (No. 333-79541), declared effective by the Securities and Exchange Commission on June 11, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits

1.1
Underwriting Agreement, dated as of November 29, 2001, between the Company and Banc of America Securities LLC, as representative of the several underwriters named therein

4.1
Indenture, dated as of April 1, 1998, between the Company and The Bank of New York, as trustee

4.2
Officers' Certificate, dated as of November 29, 2001, pursuant to the Indenture

4.3
Form of 5.875% Senior Notes due January 15, 2007

4.4
Form of 6.750% Senior Notes due January 15, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

Date: November 30, 2001	By:	/s/ J.R. HAVERT

		Name:	J.R. Havert
		Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 29, 2001, between the Company and Banc of America Securities LLC, as representative of the several underwriters named therein
4.1
Indenture, dated as of April 1, 1998, between the Company and The Bank of New York, as trustee (incorporated by reference from Exhibit 4 to the Company's Registration Statement on Form S-3 (No. 333-52053) filed with the Securities and Exchange Commission on May 7, 1998)
4.2	Officers' Certificate, dated as of November 29, 2001, pursuant to the Indenture
4.3	Form of 5.875% Senior Notes due January 15, 2007
4.4	Form of 6.750% Senior Notes due January 15, 2012

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FORM 8-K
  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX